UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2012

Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	01-0893376
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2701 Media Center Drive Los Angeles, CA 90065		91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 565-1400

2777 North Ontario Street Burbank, California
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 9, 2012, Point.360 issued a press release announcing financial results for the three and six month periods ended December 31, 2011. Included in the press release issued by the Company and furnished herewith as Exhibit 99.1 are certain non-GAAP financial measures.

Management of the Company believes such non-GAAP financial measures are useful to investors in assessing the financial condition and results of operations and because they present certain cash flow and balance sheet statistics, and effects of unusual transactions.

A copy of the press release follows as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Press release dated February 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360

February 9, 2012	By:	/s/ Alan R. Steel
Name: Alan R. Steel
Title: Executive Vice President
Finance and Administration
Chief Financial Officer

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